UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 11, 2005

Date of Report (Date of earliest event reported)
Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

NEVADA	001-31552	87-0543688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 ROOSEVELT AVENUE
SPRINGFIELD, MASSACHUSETTS
01104

(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
     (a) On October 11, 2005, Smith & Wesson Holding Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. The decision to change the Company’s independent registered public accounting firm was recommended and approved by the Audit Committee of the Company’s Board of Directors.
     (b) During the fiscal years ended April 30, 2005 and 2004 and through October 11, 2005, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its reports on the financial statements for such years.
     (c) During the fiscal years ended April 30, 2005 and 2004 and through October 11, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as noted below. As more fully discussed in the Item 9A section of the Company’s Form 10-K for the year ended April 30, 2005, management of the Company determined that a “material weakness” existed in internal control over financial reporting related to stock awards as of April 30, 2005. This “material weakness” resulted in the restatement of the Company’s financial statements for the years ended April 30, 2004, 2003 and 2002 and for the quarters ended January 31, 2005, October 31, 2004 and July 31, 2004. As more fully discussed in the Item 4 section of the Company’s Form 10-Q for the quarter ended July 31, 2005, management of the Company believes that this “material weakness” has been remediated as of July 31, 2005. The Company has authorized PricewaterhouseCoopers LLP to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the material weakness discussed above.
     (d) The reports of PricewaterhouseCoopers LLP on the Company’s financial statements as of and for the fiscal years ended April 30, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.
     (e) We have requested that PricewaterhouseCoopers LLP furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether PricewaterhouseCoopers LLP agrees with the above statements made by us. A copy of this letter addressed to the SEC, dated October 14, 2005, is filed as Exhibit 16 to this Current Report on Form 8-K.
     (f) On October 11, 2005, the Company engaged BDO Seidman, LLP, as its new independent registered public accounting firm. The Company has not consulted with BDO Seidman, LLP during the fiscal years ended April 30, 2005 and 2004 and through October 11, 2005, on either the application of accounting principles or type of opinion BDO Seidman, LLP might issue on the Company’s financial statements.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number	Exhibits

16	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 14, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: October 14, 2005	By:	/s/ John A. Kelly
John A. Kelly
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

16	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 14, 2005.

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